UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SS&C Technologies Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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Explanatory Note

These definitive additional materials are being filed for the definitive proxy statement of SS&C Technologies Holdings, Inc. for its 2016 Annual Meeting of Stockholders in order to correct the number of shares indicated in Proposal 2 of the proxy card, as set forth below.

ANNUAL MEETING OF STOCKHOLDERS OF SS&C TECHNOLOGIES HOLDINGS, INC. May 25, 2016 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, dutter and paper waste.Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy statement and proxy card are available at http://www.ssctech.com/2016annualmeeting Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. The Board of Directors recommends a vote FOR the nominees listed in Proposal1 to serve for a term ending in 2019 and FOR Proposals 2, 3 and 4. PLEASE SIGN,DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [Xl 1. The election of the nominees listed below as Class Ill directors. FOR Against Abstain 2. The approval of an amendment to SS&C’s Restated Certificate of Incorporation to increase the authorized shares of SS&C’s FOR ALLNOMINEES WITHHOLD AUTHORITY FOR ALLNOMINEES FOR ALL EXCEPT NOMINEES: Smita Conjeevaram Michael E. Daniels William C. Stone common stock to 400,000,000 shares. 3. The approval of SS&C’s Amended and Restated 2014 stock Incentive Plan. 4. The ratification of PricewaterhouseCoopers LLP as SS&C’s VOTE WITHHELD FROM THE FOLLOWING NOMINEE: independent registered public accounting film for the fiscal year ending December 31, 2016. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of stockholders and the 2015 Annual Report to Stockholders. To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not via this method. be submitted

SS&C TECHNOLOGIES HOLDINGS, INC.
80 Lamberton Rd.
Windsor, CT 06095
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints William C. Stone, Patrick J. Pedonti and Paul G. Igoe as proxy holders, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of SS&C Technologies Holdings, Inc. held of record by the undersigned on April 1, 2016, at the Annual Meeting of Stockholders to be held at the Company’s offices located at 80 Lamberton Road, Windsor, CT 06095 at 9:00 a.m. on Wednesday, May 25, 2016, or any adjournment or postponement thereof.
If you sign and return this proxy card but do not give any direction, this proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposals 2, 3 and 4, and at the discretion of the proxies upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)
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